Subsequent Events	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a.
In September 2016, the Company entered into negotiations to sell an MR tanker, the Hugli Spirit, for a sales price of approximately $13.2 million. The sale was completed in November 2016. The vessel was classified as held for sale on the consolidated balance sheet as at September 30, 2016 and its net book value was written down to its sales price in the third quarter of 2016. As a result, there is no gain or loss on the sale of this vessel expected for the quarter ended December 31, 2016 (see note 13).

b.
In late October 2016, the Company entered into agreements to sell two Suezmax tankers, the Ganges Spirit and Yamuna Spirit, for an aggregate sales price of approximately $33.8 million. The two vessels had an aggregate net book value of $40.3 million as of September 30, 2016. The vessels will be written down to their sales price in the fourth quarter of 2016 and are expected to be delivered in early 2017. Both vessels are used as collateral for one of the Company's revolvers which had a balance of $79.1 million as at September 30, 2016. Proceeds from the sale of the vessels will be used to repay a portion of the revolver.

c.
In October 2016, the Company entered into a time chartered-in contract for one Aframax tanker with a daily rate of $17,000 and a contract period of 12 months with a three-month option at an escalated rate. At the same time, the Company entered into a profit or loss sharing agreement with another party to share 50% of the net profit or loss of such in-chartered Aframax vessel.